SUPPLEMENTAL AGREEMENT



          SUPPLEMENTAL AGREEMENT made as of August l, 1996, by

and between THE INTERPUBLIC GROUP OF COMPANIES, INC., a

corporation of the State of Delaware (hereinafter referred to as the "Corporation"), and BARRY R. LINSKY (hereinafter referred to as "Executive"):

                       W I T N E S S E T H

     WHEREAS, the Corporation and Executive are parties to an

Employment Agreement made as of January 1, 1991, a Supplemental

Agreement dated as of August 15, 1992, a Supplemental Agreement dated as of January 1, 1995 and a Supplemental Agreement dated

January 1, 1996 (hereinafter collectively referred to as the

"Employment Agreement"; and


     WHEREAS, the Corporation and Executive desire to amend the

Employment Agreement;


     NOW, THEREFORE, in consideration of the mutual promises

herein and in the Employment Agreement set forth, the parties hereto, intending to be legally bound, agree as follows:


     1.   Section 3.01 of the Employment Agreement is

          amended effective January 1, 1996, so as to delete

          "$225,000" and substitute "$280,000."
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     2.   Except as hereinabove amended, the Employment

          Agreement shall continue in full force and effect.

     3.   This Supplemental Agreement shall be governed by the

          laws of the State of New York.


                         THE INTERPUBLIC GROUP OF COMPANIES, INC.


                         By: C. KENT KROEBER


                              BARRY R. LINSKY


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